Exhibit 10.1

Execution Version

THIRD AMENDMENT

TO

FOURTH AMENDED AND RESTATED CREDIT AGREEMENT

Dated as of February 10, 2017

To be effective as of December 31, 2016

among

SESI, L.L.C.,

as the Borrower,

SUPERIOR ENERGY SERVICES, INC.,

as Parent,

JPMORGAN CHASE BANK, N.A.

as Administrative Agent

and

the Lenders Party Hereto

THIRD AMENDMENT TO FOURTH AMENDED AND RESTATED CREDIT AGREEMENT

THIS THIRD AMENDMENT TO FOURTH AMENDED AND RESTATED CREDIT AGREEMENT (this “Amendment”) is entered into as of February 10, 2017 to be effective as of the Third Amendment Effective Date (as defined below) by SESI, L.L.C., a limited liability company duly formed and existing under the laws of the State of Delaware (the “Borrower”), Superior Energy Services, Inc., a corporation duly formed and existing under the laws of the State of Delaware (the “Parent”) each of the undersigned Guarantors (together with the Borrower and Parent, the “Loan Parties”), each of the undersigned Lenders, JPMORGAN CHASE BANK, N.A., as administrative agent for the Lenders (in such capacity, together with its successors in such capacity, the “Administrative Agent”) and as an Issuing Lender, BANK OF AMERICA, N.A., as an Issuing Lender, and CITIBANK, N.A., as a new Issuing Lender (the “New Issuing Lender”).

R E C I T A L S

A. The Borrower, the Parent, the Administrative Agent, the Lenders and JPMorgan Chase Bank, N.A., and Bank of America, N.A., each as Issuing Lenders (collectively, in such capacities, the “Existing Issuing Lenders”) are parties to that certain Fourth Amended and Restated Credit Agreement dated as of February 22, 2016 (as amended by the First Amendment to the Fourth Amended and Restated Credit Agreement, dated as of July 13, 2016, and the Second Amendment to the Fourth Amended and Restated Credit Agreement, dated as of October 25, 2016, the “Credit Agreement”), pursuant to which the Lenders have made certain credit available to and on behalf of the Borrower.

B. The Borrower has requested and the Administrative Agent, Existing Issuing Lenders, the New Issuing Lender and Lenders constituting the Required Lenders have agreed to make certain changes to the Credit Agreement as set forth herein.

C. NOW, THEREFORE, to induce the Administrative Agent, Existing Issuing Lenders, the New Issuing Lender and the Lenders party hereto to enter into this Amendment and in consideration of the premises and the mutual covenants herein contained, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

Section 1. Defined Terms. Each capitalized term used herein but not otherwise defined herein has the meaning given such term in the Credit Agreement, as amended by this Amendment. Unless otherwise indicated, all article, exhibit, section and schedule references in this Amendment refer to articles, exhibits, sections and schedules of the Credit Agreement.

Section 2. Amendments to Credit Agreement.

2.1. New Issuing Lender.

(a) Issuing Lender. The Borrower has requested that the New Issuing Lender become an Issuing Lender under the Credit Agreement and the New Issuing Lender agrees to become an Issuing Lender. The Administrative Agent consents to the New Issuing Lender becoming an Issuing Lender.

(b) L/C Commitments. The Administrative Agent, the Existing Issuing Lenders and the New Issuing Lender consent to the reallocation of the L/C Commitments pursuant to Section 2.11 hereof.

(c) Alternate Currency. The Borrower has requested, and the New Issuing Lender consents to, the following currencies being designated as Alternate Currencies with respect to Letters of Credit issued by the New Issuing Lender: Australian Dollars, Bahts, Dirhams, Euros, Indian Rupees, Kuwaiti Dinars, New Zealand Dollars, Norwegian Kroners, Reais, Ringgits, Rupiah, Singapore Dollars, Saudi Riyals and, the lawful currency of the Federal Republic of Nigeria, the Nigerian Niara.

2.2. Global Amendment. All references in the Credit Agreement to “Issuing Bank” are hereby replaced with “Issuing Lender.”

2.3. Amendments to Section 1.1.

(a) The following definitions are hereby added where alphabetically appropriate:

“Additional Lender” has the meaning assigned to such term in Section 2.21(a).

“Consolidated Cash Balance” means, at any time, (a) the aggregate amount of cash and Cash Equivalents, marketable securities, treasury bonds and bills, certificates of deposit, investments in money market funds, commercial paper, in each case, held or owned by (either directly or indirectly), credited to the account of or would otherwise be required to be reflected as an asset on the balance sheet of the Parent and its Subsidiaries (to the extent such amounts are attributable to a U.S. Person) less (b) the sum of, without duplication, (i) any cash or Cash Equivalents used to pay payroll, payroll taxes, other taxes, employee wage and benefit payments and trust and fiduciary obligations or other obligations of the Parent or any Subsidiary to third parties and for which the Parent or such Subsidiary has issued checks or has initiated wires or ACH transfers (or will issue checks or initiate wires or ACH transfers within ten (10) days) in order to pay, (ii) other amounts for which the Parent or such Subsidiary has issued checks or has initiated wires or ACH transfers but have not yet been subtracted from the balance in the relevant account of the Parent or such Subsidiary and (iii) while and to the extent refundable, any cash or Cash Equivalents of the Parent or any Subsidiaries and constituting purchase price deposits held in escrow pursuant to a binding and enforceable purchase and sale agreement with a third party containing customary provisions regarding the payment and refunding of such deposits, in each case under this clause (b), only to the extent attributable to a U.S. Person.

“Consolidated Cash Balance Threshold” means $50,000,000.

“Incremental Increase” has the meaning assigned to such term in Section 2.21(a).

“Reduced Leverage Date” means the first date on which the Total Leverage Ratio shall be less than 4.00 to 1.00.

“Third Amendment” means that certain Third Amendment to the Fourth Amended and Restated Credit Agreement, dated as of February 10, 2017 among the Borrower, Parent, the Administrative Agent and the Lenders party thereto.

“Third Amendment Effective Date” has the meaning set forth in the Third Amendment.

“Total Leverage Ratio” means the ratio, determined on a Pro Forma Basis, of (i) the Funded Indebtedness of the Parent and its Subsidiaries determined on a consolidated basis as of the end of the fiscal quarter most recently ended for which financial statements have been delivered pursuant to Section 6.1 (the determination date) to (ii) EBITDA for the four fiscal quarters ending with such determination date.

(b) The defined term “Unrestricted Cash Balance” is hereby deleted.

(c) The following defined terms are hereby amended and restated as follows:

“Pro Forma Basis” means, following a Permitted Acquisition, the calculation of the Funded Indebtedness, Additional Contingent Consideration, Interest Expense and EBITDA components of the Secured Debt Ratio, Consolidated Net Debt Ratio, Total Leverage Ratio and Interest Coverage Ratio for the fiscal quarter in which such Permitted Acquisition occurred and each of the three fiscal quarters immediately following such Permitted Acquisition with reference to the audited historical financial results of the Person, business, division or group of assets acquired in such Permitted Acquisition (or if such audited historical financial results are not available, such management prepared financial statements as are acceptable to the Administrative Agent) and the Borrower and its Subsidiaries for the applicable test period after giving effect on a Pro Forma Basis to such Permitted Acquisition and assuming that such Permitted Acquisition had been consummated at the beginning of such test period. For purposes of calculating EBITDA on a Pro Forma Basis, the Borrower may exclude expenses reasonably believed by the Borrower will be saved as a result of the Acquisition, but only to the extent consistent with Regulation S-X of the Securities Act of 1933, as amended.

“EBITDA” means Net Income plus, to the extent deducted in determining Net Income, (a) Interest Expense, (b) Income Taxes, (c) depreciation and depletion expense, (d) amortization expense, (e) non-cash charges, (f) extraordinary non-cash losses, (g) any costs, expenses and charges relating to severance, cost savings, operating expense reductions, facilities closing, consolidations, and integration costs, and other restructuring charges or reserves, provided that the aggregate amount included pursuant to this clause (g) shall not exceed $60,000,000 for the four fiscal quarters most recently ended as of such date of determination, (h) any non-cash losses or charges resulting from any Rate Management Transaction resulting from the requirements of ASC Section 815-10 (as successor to FASB Statement 133), and (i) any costs, expenses and charges through the fiscal quarter ending September 30, 2017, relating to one-time start-up costs for fleet preparations, including exceptional repairs and maintenance and business wind-down expenses in an amount up to (i) $25,000,000 for each of the four fiscal quarter periods ending December 31, 2016, March 31, 2017 and June 30, 2017 and (ii) $16,600,000 for the four fiscal quarter period ending September 30, 2017, minus, to the extent included in determining Net

Income, extraordinary gains and other non-cash items which would increase Net Income, all calculated on a consolidated basis in accordance with GAAP; provided, however, that following any Permitted Acquisition by the Borrower or any of its Subsidiaries, calculation of EBITDA for the fiscal quarter in which such Permitted Acquisition occurred and each of the three fiscal quarters immediately following such Permitted Acquisition shall be made on a Pro Forma Basis.

2.4. Amendment to Section 2.3. Section 2.3 is hereby amended by

(i) making clause (b) thereof the new clause (d) and replacing the first sentence thereof with the following:

“Amounts to be applied in connection with prepayments made pursuant to Section 2.3(a), Section 2.3(b) and Section 2.3(c) shall be applied to the repayment of the Loans in accordance with Section 2.11.” ; and

(ii) adding the following as the new clauses (b) and (c):

(b) If, at any time, (i) the Borrower has outstanding Loans and (ii) the Consolidated Cash Balance exceeds the Consolidated Cash Balance Threshold as of the close of business on the most recently ended Business Day, then the Borrower shall, within two Business Days, prepay the Loans in an aggregate principal amount equal to such excess.

(c) If at any time before the Reduced Leverage Date the aggregate principal amount of Loans outstanding shall exceed an amount equal to 12.5% of Consolidated Tangible Assets as set forth in the financial statements most recently delivered pursuant to Section 6.1, then the Borrower shall, within two Business Days, prepay the Loans in an aggregate principal amount equal to such excess.

2.5. Amendment to Section 2.7. Section 2.7 is hereby amended by (i) deleting the last word “and” from clause (c) thereof, (ii) replacing “.” at end of clause (d) thereof with “;” and (iii) adding the following as the new clauses (e) and (f):

(e) the amount of the Consolidated Cash Balance (without regard to the requested Advance) and the pro forma amount of the Consolidated Cash Balance (giving effect to the requested Advance); and

(f) if prior to the Reduced Leverage Date, the aggregate principal amount of Loans outstanding (giving effect to the requested Advance) and the amount equal to 12.5% of Consolidated Tangible Assets as set forth in the financial statements most recently delivered pursuant to Section 6.1.

2.6. Amendment to Article II. Article II is hereby amended by adding the following as Section 2.21:

Section 2.21. Increase of Aggregate Commitment.

(a) Subject to the conditions set forth in Section 2.21(b), the Borrower may, on one or more occasions, increase the Aggregate Commitment then in effect (any such increase an “Incremental Increase”) by increasing the Commitment of a Lender or by causing a Person that at such time is not a Lender to become a Lender and have a Commitment (an “Additional Lender”).

(b) Any increase in the Aggregate Commitment shall be subject to the following additional conditions:

(i) such increase shall not be less than $50,000,000 (and increments of $10,000,000 above that minimum) unless the Administrative Agent otherwise consents; provided that the aggregate amount of Incremental Increases since the Third Amendment shall not exceed $100,000,000;

(ii) as of the effective date of such Incremental Increase, no Default or Event of Default shall have occurred and be continuing immediately after giving effect to such increase and the representations and warranties of the Borrower and the Guarantors set forth in this Agreement and in the other Loan Documents shall be true and correct in all material respects on and as of the date of such effective date, except to the extent any such representations and warranties are expressly limited to an earlier date, in which case, on and as of the date of such increase such representations and warranties shall be true and correct in all material respects as of such specified earlier date;

(iii) no Lender’s Commitment may be increased without the consent of such Lender;

(iv) the Administrative Agent and each Issuing Lender must consent to the addition of any Additional Lender, in each case, such consent not to be unreasonably withheld or delayed;

(v) the increase shall be on the exact same terms and pursuant to the exact same documentation applicable to this Agreement;

(vi) receipt by the Administrative Agent of (A) board resolutions and officers’ certificates consistent with those delivered on the Closing Date and (B) reaffirmation agreements and/or such amendments to the Collateral Documents, in each case, as may be reasonably requested by the Administrative Agent in order to ensure that such incremental indebtedness is provided with the benefit of the applicable Loan Documents;

(vii) after giving effect to the effective date of such increase, the Total Leverage Ratio shall be less than 4.00 to 1.00; and

(viii) on the effective date of such increase, no Eurodollar Advances shall be outstanding or if any Eurodollar Advances are outstanding, then the effective date of such increase shall be the last day of the Interest Period in respect of such Eurodollar Advance unless the Borrower pays compensation required pursuant to Section 3.3.

(c) With the consent of the Lenders providing an Incremental Increase, the Borrower, and to the extent applicable, the Administrative Agent and the Issuing Lender(s) (and without the consent of any other Lenders), the Loan Documents may be amended or supplemented in a writing (which may be executed and delivered by the Borrower and the Administrative Agent) substantially in the form of Exhibit E to reflect any changes necessary to give effect to such Incremental Increase and make any Additional Lender a party to this Agreement.

2.7. Amendment to Section 4.2. Section 4.2 is hereby amended by (i) deleting the proviso in clause (c) thereof in its entirety, (ii) replacing the reference to “Section 6.18.4” in clause (c) thereof with “Section 4.2(d)” and (ii) adding the following as the new clauses (d) and (e):

(d) The Consolidated Cash Balance immediately prior to such Advance and the pro forma Consolidated Cash Balance, immediately after giving effect to such Advance and the use of proceeds thereof, shall not exceed the Consolidated Cash Balance Threshold.

(e) If prior to the Reduced Leverage Date, the aggregate principal amount of Loans outstanding (after giving effect to such Advance) shall not exceed an amount equal to 12.5% of Consolidated Tangible Assets as set forth in the financial statements most recently delivered pursuant to Section 6.1.

2.8. Amendment to Section 6.18.1(b). Section 6.18.1(b) is hereby amended and restated as follows:

(b) Consolidated Net Debt Ratio. The Parent will not permit the ratio, determined on a Pro Forma Basis (the “Consolidated Net Debt Ratio”), of (i) the Funded Indebtedness of the Parent and its Subsidiaries, minus Unrestricted Domestic Cash, determined on a consolidated basis as of the end of each fiscal quarter (the determination date) to (ii) EBITDA for the four fiscal quarters ending with such determination date, to be greater than the figure set forth below:

Fiscal Quarter End	Maximum Consolidated Net Debt Ratio
December 31, 2017	7.25 to 1.00
March 31, 2018	6.25 to 1.00
June 30, 2018	6.00 to 1.00
September 30, 2018	5.50 to 1.00
December 31, 2018 and each fiscal quarter end thereafter	5.25 to 1.00

The Consolidated Net Debt Ratio shall not be tested prior to December 31, 2017.

2.9. Amendment to Section 6.18.3. Section 6.18.3 is hereby amended and restated as follows:

Minimum Interest Coverage Ratio. The Parent will not permit the ratio, determined on a Pro Forma Basis (the “Interest Coverage Ratio”), of (a) EBITDA for the four fiscal quarters ending with each fiscal quarter (the determination date) to (b) Interest Expense actually paid in cash during the four fiscal quarters ending with such determination date, to be less than the figure set forth below:

Fiscal Quarter End	Interest Coverage Ratio
September 30, 2017	1.10 to 1.00
December 31, 2017	1.50 to 1.00
March 31, 2018	1.75 to 1.00
June 30, 2018	2.00 to 1.00
September 30, 2018 and each fiscal quarter thereafter	2.25 to 1.00

The Minimum Interest Coverage Ratio shall not be tested prior to September 30, 2017.

2.10. Amendment to Section 6.18.4. Section 6.18.4 is hereby deleted in its entirety.

2.11. Amendment to Schedules. Schedule 1, Schedule 1A and Schedule 2 are hereby amended and restated to read as set forth on Schedule 1, Schedule 1A and Schedule 2 attached hereto, respectively.

2.12. Amendment to Exhibits. Exhibit E attached hereto is hereby added as an exhibit.

Section 3. Conditions Precedent. Upon the date on which each of the following conditions is satisfied (or waived in accordance with Section 9.12 of the Credit Agreement) (such date, the “Satisfaction Date”), this Amendment shall be deemed effective as of December 31, 2016 (such date, the “Third Amendment Effective Date”):

3.1. Execution and Delivery. The Administrative Agent shall have received from the Loan Parties, each Existing Issuing Lender, the New Issuing Lender and the Lenders constituting the Required Lenders, counterparts (in such number as may be requested by the Administrative Agent) of this Amendment signed on behalf of such Person.

3.2. Payment of Expenses. The Administrative Agent and the Lenders shall have received (a) all fees required to be paid on the Satisfaction Date including, without duplication, an amendment fee for the account of each Lender that delivers and executes its signature page consenting to the Amendment by 5:00 p.m. Houston, Texas time February 9, 2017, in an amount equal to 0.05% in respect of such Lender’s Commitment under the Credit Agreement in effect on the Third Amendment Effective Date after giving effect to Section 2.10 hereof and (b) all other fees and amounts due and payable on or prior to the Satisfaction Date, including, to the extent invoiced at least one Business Day prior to the Satisfaction Date, reimbursement or payment of all documented out-of-pocket expenses required to be reimbursed or paid by the Borrower under the Credit Agreement.

3.3. No Default or Event of Default. No Default or Event of Default shall have occurred and be continuing as of the date hereof, after giving effect to the terms of this Amendment.

The Administrative Agent is hereby authorized and directed to declare this Amendment to be effective when it has received documents confirming or certifying, to the satisfaction of the Administrative Agent, compliance with the conditions set forth in this Section 3 or the waiver of such conditions as permitted hereby. Such declaration shall be final, conclusive and binding upon all parties to the Credit Agreement for all purposes.

Section 4. Miscellaneous.

4.1. Confirmation. The provisions of the Credit Agreement, as amended by this Amendment, shall remain in full force and effect following the effectiveness of this Amendment.

4.2. Ratification and Affirmation; Representations and Warranties. Each Loan Party hereby (a) acknowledges the terms of this Amendment; (b) ratifies and affirms its obligations under, and acknowledges, renews and extends its continued liability under, each Loan Document to which it is a party and agrees that each Loan Document to which it is a party remains in full force and effect, except as expressly amended hereby, notwithstanding the amendments contained herein; and (c) represents and warrants to the Lenders that as of the date hereof, after giving effect to the terms of this Amendment: (i) all of the representations and warranties contained in each Loan Document to which it is a party are true and correct in all material respects, except to the extent any such representations and warranties are stated to relate solely to an earlier date, in which case, such representations and warranties shall have been true and correct in all material respects on and as of such earlier date (provided that such materiality qualifier shall not be applicable to any representation or warranty that is already qualified or modified by materiality in the Credit Agreement) and (ii) no Default or Event of Default has occurred and is continuing.

4.3. No Waiver; Loan Document. The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or the Administrative Agent under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents. On and after the Third Amendment Effective Date, this Amendment shall for all purposes constitute a Loan Document.

4.4. Counterparts. This Amendment may be executed by one or more of the parties hereto in any number of separate counterparts, and all of such counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of this Amendment by facsimile or electronic transmission in portable document format (.pdf) shall be effective as delivery of a manually executed counterpart hereof.

4.5. Release of Claims. Each Loan Party, by signing below hereby waives and releases each of the Administrative Agent, the Issuing Lenders, the Lenders, their respective Affiliates (including Affiliates which acted as arrangers of and bookrunners for the Credit Agreement) and their and their Affiliates’ respective directors, officers, employees, attorneys, advisors and consultants from any and all claims, offsets, defenses and counterclaims of any Loan Party arising on or prior to the execution of this Amendment in connection with any action or inaction by any such Person under or in respect of the Loan Documents or this Amendment, such waiver and releases being with full knowledge and understanding of the circumstances and effect thereof and after having consulted legal counsel with respect thereto. The Loan Parties acknowledge that none of the Administrative Agent, the Issuing Lenders, the Lenders or their respective Affiliates is acting as a fiduciary for or advisor to the Loan Parties.

4.6. NO ORAL AGREEMENT. THIS AMENDMENT, THE CREDIT AGREEMENT AND THE OTHER LOAN DOCUMENTS EXECUTED IN CONNECTION HEREWITH AND THEREWITH REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR UNWRITTEN ORAL AGREEMENTS OF THE PARTIES. AS OF THE DATE OF THIS AMENDMENT, THERE ARE NO ORAL AGREEMENTS BETWEEN THE PARTIES.

4.7. GOVERNING LAW. THIS AMENDMENT (INCLUDING, BUT NOT LIMITED TO, THE VALIDITY AND ENFORCEABILITY HEREOF) SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

[SIGNATURES BEGIN NEXT PAGE]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first written above.

BORROWER:	SESI, L.L.C.

	By:	/s/ Robert S. Taylor
	Name:	Robert S. Taylor
	Title:	Executive Vice President, Chief Financial Officer and Treasurer

PARENT:	SUPERIOR ENERGY SERVICES, INC.

	By:	/s/ Robert S. Taylor
	Name:	Robert S. Taylor
	Title:	Executive Vice President, Chief Financial Officer and Treasurer

SUBSIDIARY GUARANTORS:	1105 PETERS ROAD, L.L.C.
ALLIANCE ENERGY SERVICE CO. LLC
COMPLETE ENERGY SERVICES, INC.
H.B. RENTALS, L.C.
INTEGRATED PRODUCTION SERVICES, INC.
STABIL DRILL SPECIALTIES, L.L.C.
SUB-SURFACE TOOLS, L.L.C.
SUPERIOR ENERGY SERVICES-NORTH AMERICA SERVICES, INC.
TEXAS CES, INC.
WARRIOR ENERGY SERVICES CORPORATION
WILD WELL CONTROL, INC.
WORKSTRINGS INTERNATIONAL, L.L.C.

	By:	/s/ Robert S. Taylor
	Name:	Robert S. Taylor
	Title:	Vice President and Treasurer

MONUMENT WELL SERVICE CO.
PUMPCO ENERGY SERVICES, INC.

	By:	/s/ Robert S. Taylor
	Name:	Robert S. Taylor
	Title:	Vice President, Treasurer and Assistant Secretary

SUPERIOR ENERGY SERVICES, L.L.C.

	By:	/s. Robert S. Taylor
	Name:	Robert S. Taylor
	Title:	Executive Vice President, Chief Financial Officer and Treasurer

Signature Page to Third Amendment to

Fourth Amended and Restated Credit Agreement

ADMINISTRATIVE AGENT, ISSUING LENDER AND LENDER:	JPMORGAN CHASE BANK, N.A.

	By:	/s/ Darren Vanek
	Name:	Darren Vanek
	Title:	Authorized Signatory

Signature Page to Third Amendment to

Fourth Amended and Restated Credit Agreement

ISSUING LENDER AND LENDER:	BANK OF AMERICA, N.A.

	By:	/s/ Tyler Ellis
	Name:	Tyler Ellis
	Title:	Director

Signature Page to Third Amendment to

Fourth Amended and Restated Credit Agreement

LENDER:	WELLS FARGO BANK, N.A.

	By:	/s/ Timoth P. Gebauer
	Name:	Timothy P. Gebauer
	Title:	Director

Signature Page to Third Amendment to

Fourth Amended and Restated Credit Agreement

LENDER:	CAPITAL ONE, NATIONAL ASSOCIATION

	By:	/s/ Matthew Molero
	Name:	Matthew Molero
	Title:	Senior Vice President

Signature Page to Third Amendment to

Fourth Amended and Restated Credit Agreement

LENDER:	WHITNEY BANK

	By:	/s/ Hollie L. Ericksen
	Name:	Hollie L. Ericksen
	Title:	Senior Vice President

Signature Page to Third Amendment to

Fourth Amended and Restated Credit Agreement

LENDER:	ROYAL BANK OF CANADA

	By:	/s/ Jay T. Sartain
	Name:	Jay T. Sartain
	Title:	Authorized Signatory

Signature Page to Third Amendment to

Fourth Amended and Restated Credit Agreement

LENDER:	THE BANK OF NOVA SCOTIA

	By:	/s/ Mark Sparrow
	Name:	Mark Sparrow
	Title:	Director

Signature Page to Third Amendment to

Fourth Amended and Restated Credit Agreement

ISSUING LENDER AND LENDER:	CITIBANK, N.A.

	By:	/s/ Peter T. Baumann
	Name:	Peter T. Baumann
	Title:	Managing Director

Signature Page to Third Amendment to

Fourth Amended and Restated Credit Agreement

SCHEDULE 1

COMMITMENT AMOUNTS OF THE LENDERS

Name of Lender	Commitments	Total Pro Rata Share
JPMorgan Chase Bank, N.A.	$63,900,000	21.3%
Wells Fargo Bank, N.A.	$54,300,000	18.1%
Bank of America, N.A.	$41,400,000	13.8%
Capital One, National Association	$31,800,000	10.6%
Whitney Bank	$29,400,000	9.8%
Royal Bank of Canada	$29,100,000	9.7%
The Bank of Nova Scotia	$27,000,000	9.0%
Citibank, N.A.	$23,100,000	7.7%
Aggregate Commitment	$300,000,000.00	100.000000000%

Schedule 1

SCHEDULE 1A

L/C COMMITMENT AMOUNTS OF THE ISSUING LENDERS

Name of Issuing Lender	L/C Commitment
JPMorgan Chase Bank, N.A.	$50,000,000.00
Bank of America, N.A.	$40,000,000.00
Citibank, N.A.	$10,000,000.00
Aggregate L/C Commitments	$100,000,000.00

Schedule 1

SCHEDULE 2

PRICING SCHEDULE

(a) For any day from the Third Amendment Effective Date (as defined in the Third Amendment) and for each fiscal quarter during which the Total Leverage Ratio as of the last day of such fiscal quarter is equal to or greater than 4.00 to 1.00, the Pricing Schedule is as follows:

Category	Corporate Rating (S&P/Moody’s)	Applicable Margin for Eurodollar Loans	Applicable Margin for Alternate Base Rate Loans	Commitment Fee Rate	Letter of Credit Fee Rate
1	BBB-/Baa3	2.75%	1.75%	0.50%	2.50%
2	BB+/Ba1	3.00%	2.00%	0.50%	2.75%
3	BB/Ba2	3.50%	2.50%	0.50%	3.25%
4	BB-/Ba3	3.75%	2.75%	0.50%	3.50%

(b) For any fiscal quarter during which the Total Leverage Ratio as of the last day of such fiscal quarter is less than 4.00 to 1.00, the Pricing Schedule is as follows:

Category	Corporate Rating (S&P/Moody’s)	Applicable Margin for Eurodollar Loans	Applicable Margin for Alternate Base Rate Loans	Commitment Fee Rate	Letter of Credit Fee Rate
1	BBB-/Baa3	2.25%	1.25%	0.50%	2.25%
2	BB+/Ba1	2.50%	1.50%	0.50%	2.50%
3	BB/Ba2	3.00%	2.00%	0.50%	3.00%
4	BB-/Ba3	3.25%	2.25%	0.50%	3.25%

The Pricing Schedule on any day will be based on the highest Corporate Rating. If S&P or Moody’s does not have a Corporate Rating in effect, then such rating agency not having a Corporate Rating in effect shall be deemed to have established a Corporate Rating in Category 4. If the Corporate Ratings established or deemed to have been established fall within different Categories, the Pricing Schedule shall be based on the higher of the Corporate Ratings, unless one of the Corporate Ratings is two or more Categories lower than the other, in which case the Pricing Schedule shall be determined by reference to the Category next below that of the higher of the Corporate Ratings. Each change in the Pricing Schedule (other than as a result of a change in the rating system of such rating agency) shall be effective as of the date on which a Corporate Rating change is first publically announced by the applicable rating agency, and such change shall apply during the period commencing on the effective date of such change and end on the date immediately preceding the effective date of the next such change.

Schedule 5 - 1

EXHIBIT E

[FORM OF] INCREMENTAL INCREASE AGREEMENT

THIS INCREMENTAL INCREASE AGREEMENT (this “Agreement”) dated as of [            ], is between [Insert name of Increasing Lender1] (the “Increasing Lender”), SESI, L.L.C., a Delaware limited liability company (“Borrower”), Superior Energy Services, Inc. (“Parent”) [and][,] JPMorgan Chase Bank, National Association, as administrative agent (in such capacity, the “Administrative Agent”) [and JPMorgan Chase Bank, National Association and Bank of America, N.A., each as an Issuing Lender (collectively, “Issuing Lenders”)]. Unless otherwise defined herein, each capitalized term used herein has the meaning assigned to it in the Credit Agreement.

R E C I T A L S

A. Reference is made to the Fourth Amended and Restated Credit Agreement dated as of February 22, 2016 (as the same may be amended, supplemented, restated or otherwise modified from time to time, the “Credit Agreement”), among the Borrower, the Parent, the Administrative Agent, the Issuing Lenders and each lender and other party from time to time party thereto.

B. Pursuant to Section 2.21 of the Credit Agreement, the Borrower has requested that the Aggregate Commitment be increased to $[•] by increasing the Increasing Lender’s Commitment by $[•]2 (the “New Commitment”) to $[•], which will be available on the Effective Date (as defined below).

C. The Increasing Lender is willing to increase its Commitment to the amount set forth opposite the Increasing Lender’s name on Annex A hereto.

D. Each of the Administrative Agent and Issuing Lender(s) is willing to consent to the increase in the Commitment of the Increasing Lender.

E. NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

Section 1.01 Commitment Increase.

(a) Attached hereto as Annex A is a new Schedule 1 to the Credit Agreement which amends and restates the existing Schedule 1 to the Credit Agreement.

(b) Pursuant to Section 2.21(b) of the Credit Agreement, on the Effective Date, the New Commitment (and any Loans and L/C Exposure in connection with such New Commitment) shall automatically and without further action by any Person constitute Commitments and Aggregate Exposure of the Increasing Lender which shall be governed on the exact same terms and documentation applicable to the Credit Agreement and the other Loan Documents.

Section 1.02 Representations and Warranties; Agreements. The Increasing Lender hereby: (a) represents and warrants that (i) it has full power and authority, and has taken all action necessary, to execute and deliver this Agreement and to consummate the transactions contemplated hereby, (ii) it has received a copy of the Credit Agreement, together with copies of the most recent financial statements

[1]	Update as necessary if more than one lender is coming in as an Increasing Lender.
[2]	Shall not be less than $[50,000,000].

Exhibit E

delivered thereunder, and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Agreement and to increase its Commitment, on the basis of which it has made such analysis and decision independently and without reliance on the Administrative Agent or any other Lender; and (b) agrees that (i) it will, independently and without reliance on the Administrative Agent or any other Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit Agreement, and (ii) it will perform in accordance with the terms of the Credit Agreement, all of the obligations which by the terms of the Credit Agreement are required to be performed by it as a Lender.

Section 1.03 Effectiveness. This Agreement shall become effective only upon the satisfaction of the following conditions precedent (the date of such satisfaction of the following conditions being referred to herein as the “Effective Date”):

(a) The Borrower, the Administrative Agent[, each Issuing Lender] and the Increasing Lender[s] shall have executed and delivered counterparts of this Agreement.

(b) The New Commitment shall not be for an amount less than $[50,000,000] (and increments of $10,000,000 above that minimum) unless the Administrative Agent otherwise consents and, after giving effect to the New Commitment provided in this Agreement, the aggregate amount of Incremental Increases shall not exceed $100,000,000.

(c) Prior to and after giving effect to the matters contemplated by this Agreement, as of the Effective Date, no Default or Event of Default shall have occurred and be continuing.

(d) The Administrative Agent shall have received a certificate from an Authorized Officer of the Borrower certifying as to the matters set forth in Section 1.03(b), Section 1.03(g) and Section 1.04 of this Agreement.

(e) The Administrative Agent shall have received a certificate of a Responsible Officer of the Borrower (i) setting forth resolutions of its board of directors or other appropriate governing body with respect to the authorization of the Borrower to execute and deliver this Agreement and (ii) otherwise substantially in the form of the certificate delivered on the Closing Date pursuant to Section 6.01(c) of the Credit Agreement, with appropriate insertions and attachments referenced in such section, and if no amendments or other modifications have been made to the attachments and documents included in such certificate since the Closing Date, certification by such Responsible Officer that no changes have occurred in any such documents, as applicable.

(f) [The administrative agent shall have received reaffirmation agreements and/or such amendments to the Security Instruments as may be reasonably requested by the Administrative Agent in order to ensure that such incremental Indebtedness is provided with the benefit of the applicable Loan Documents.]

(g) As of the effective date, after giving effect to the New Commitments, the Total Leverage Ratio shall be less than 4.00 to 1.00.

(h) Unless the Borrower pays any required compensation pursuant to Section 3.3 of the Credit Agreement, no Eurodollar Advances shall be outstanding as of the Effective Date, or if any Eurodollar Advances are outstanding, then the Effective Date shall have occurred on the last day of the Interest Period in respect of such Eurodollar Advances.

Exhibit E

The Administrative Agent shall notify the Borrower and the Increasing Lender of the Effective Date, and such notice shall be conclusive and binding.

Section 1.04 Representations and Warranties. Prior to and after giving effect to the matters contemplated by this Agreement, the representations and warranties of the Borrower and the Guarantors set forth in the Credit Agreement and in the other Loan Documents are true and correct in all material respects on and as of the date of the Effective date, except to the extent any such representations and warranties are expressly limited to an earlier date, in which case, on and as of the date of such increase such representations and warranties shall be true and correct in all material respects as of such specified earlier date.

Section 1.05 Counterparts. This Agreement may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page of this Agreement by facsimile or other electronic image scan transmission shall be as effective as delivery of a manually executed counterpart of this Agreement.

Section 1.06 Governing Law; Submission to Jurisdiction.

(a) THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

(b) ARTICLE XV OF THE CREDIT AGREEMENT (CHOICE OF LAW; CONSENT TO JURISDICTION; WAIVER OF JURY TRIAL) IS HEREBY INCORPORATED HEREIN BY REFERENCE AND SHALL APPLY TO THIS AGREEMENT MUTATIS MUTANDIS.

Section 1.07 Severability. Any provision in this Agreement that is held to be inoperative, unenforceable, or invalid in any jurisdiction shall, as to that jurisdiction, be inoperative, unenforceable, or invalid without affecting the remaining provisions in that jurisdiction or the operation, enforceability, or validity of that provision in any other jurisdiction, and to this end the provisions of this Agreement are declared to be severable.

Section 1.08 Notices. All communications and notices hereunder shall be in writing and given as provided in Section 13.1 of the Credit Agreement.

Section 1.09 Effect of Agreement. The provisions of the Credit Agreement, as amended by this Agreement, shall remain in full force and effect following the Effective Date. On and after the Effective Date, this Agreement shall constitute a Loan Document for all purposes of the Credit Agreement and the other Loan Documents. On and after the Effective Date, the terms “Agreement”, “this Agreement”, “herein”, “hereinafter”, “hereto”, “hereof”, and words of similar import, as used in the Credit Agreement, shall, unless the context otherwise requires, mean the Credit Agreement, as amended by this Agreement.

[Signature page follows]

Exhibit E

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first written above.

SESI, L.L.C.

By:
Name:
Title:

SUPERIOR ENERGY SERVICES, INC.

By:
Name:
Title:

Administrative Agent:	JPMORGAN CHASE BANK, N.A.

By:
Name:
Title:

Increasing Lender:	[ ]

By:
Name:
Title:

Issuing Lender:	[ ]

By:
Name:
Title:

Exhibit E

ANNEX A

SCHEDULE 1

COMMITMENT AMOUNTS OF THE LENDERS

Name of Lender	Commitments			Total Pro Rata Share
[ ]	$	[	]	[	]%
[ ]	$	[	]	[	]%
[ ]	$	[	]	[	]%
[ ]	$	[	]	[	]%
[ ]	$	[	]	[	]%
[ ]	$	[	]	[	]%
[ ]	$	[	]	[	]%
[ ]	$	[	]	[	]%
Aggregate Commitment	$	[	]	100%

Exhibit E